Exhibit 10.2

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment"), is made as of the22"day of August 2014, by and between 245 West 17th Street Property Investors II, LLC and 249 West 17th Street Investors II, LLC, each a Delaware limited liability company ("Seller"), and New York Recovery Operating Partnership, L.P., a
Delaware limited partnership ("Purchaser").
WITNESSETH:
WHEREAS, Seller and Purchaser entered into that Agreement of Purchase and Sale (the "Agreement"), dated as of July 29, 2014, relating to the property located at 245-249 West 17th Street, as more particularly described therein (the "Property"); and
WHEREAS, Seller and Purchaser desire to amend the Agreement on the terms and subject to the provisions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Capitalized Terms.    Capitalized terms used herein and not otherwise
defined shall have the meanings ascribed to such terms in the Agreement.
2.Apportionments.
a.Section 6.1.1(f) of the Agreement is hereby deleted in its entirety and replaced with the following:
"Purchaser shall receive a credit at the Closing in an amount equal to (i) the remaining tenant improvement allowances under the Leases as of the Closing Date; plus (ii) the cost of the Landlord's Initial Work (as defined in each of the Leases) that remains outstanding as of the Closing Date and cannot be completed prior to the completion of the applicable Tenant's work in the space demised to such Tenant under the Lease for such Tenant (the "Make Ready Work"); plus (iii) $275,000 as compensation for the vacant retail space consisting of approximately two thousand eight hundred eleven (2,811) square feet on the ground floor of the Building. The foregoing credits are calculated and more particularly shown on Exhibit 6.1.1(f) attached hereto and made a part hereof. Except as otherwise expressly provided herein, Purchaser waives any other credits for base or fixed rent under the Leases or vacant space at the Property."
b.Exhibit 6.1.1(f) attached to the Agreement is hereby deleted in its entirety and replaced with Exhibit 6.1.1(f) attached to this Amendment and made a part hereto.

c.    Exhibit 19.3 attached to the Agreement is hereby deleted in its entirety and replaced with Exhibit 19.3 attached to this Amendment and made a part hereto.
3.Rent Escrow. Seller shall deposit in escrow with the Title Company an amount equal to the abatement of base or fixed rent applicable to periods from and after the Closing Date provided to a Tenant pursuant to the applicable Lease for such Tenant, as shown on Exhibit 3-1 attached hereto and made a part hereof (the "Rent Escrow Amount"), which Rent Escrow Amount shall be held pursuant to the terms of the escrow agreement attached hereto as Exhibit 3-2 attached hereto and made a part hereof.
4.Continuing Effect.    Seller and Purchaser hereby agree and acknowledge
that, except to the extent expressly modified herein, the terms of the Agreement shall remain in full force and effect.
5.Entire Agreement.    The Agreement, as amended hereby, constitutes the
entire understanding between the parties hereto with respect to the Property, and may not be changed orally but only by an agreement in writing signed by the parties hereto.
6.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. The parties hereto may execute and deliver this Amendment by forwarding a portable document format (PDF) copy of this Amendment executed by each such parties, and the parties agree and intend that each such signature shall have the same effect as an original signature, that the parties shall be bound by such means of execution and delivery, and that the parties hereby waive any defense to validity based on any such copies or signatures.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.
SELLER:
245 WEST 17th STREET PROPERTY INVESTORS II, LLC a Delaware limited liability company
By:/s/ Christopher Schlank
Name: Christopher Schlank
Title: Authorized Signatory
249 WEST 17th STREET PROPERTY INVESTORS II, LLC a Delaware limited liability company

By:/s/ Christopher Schlank
Name: Christopher Schlank
Title: Authorized Signatory
PURCHASER:
NEW YORK RECOVERY OPERATING
PARTNERSHIP, L.P.,
a Delaware limited partnership
By: New York REIT, Inc., its general partner

By:/s/ Jesse C. Galloway_______
Name: Jesse C. Galloway
Title: Authorized Signatory